iShares®

iShares Trust

Supplement dated October 17, 2024 (the “Supplement”)

to the currently effective Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”) for the

iShares MSCI Emerging Markets Quality Factor ETF (EQLT) and

iShares MSCI Emerging Markets Value Factor ETF (EVLU) (each, a “Fund”)

Effective October 16, 2024, each Fund was added as a borrower to the syndicated line of credit for which the Bank of New York Mellon serves as administrative agent for itself and the other banks.

Effective immediately, each Fund’s Prospectus and SAI are amended as follows:

Change to the Funds’ “More Information About the Fund”

The following disclosure is added as the seventh paragraph of the section entitled “More Information About the Fund” of the Prospectus for each Fund:

The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. The Fund does not intend to borrow money in order to leverage its portfolio.

Change to the Funds’ “A Further Discussion of Other Risks”

The following disclosure is added to the section entitled “A Further Discussion of Other Risks” in the Prospectus for each Fund:

Borrowing Risk. Borrowing may exaggerate changes in a Fund’s NAV and in the return on its portfolio. A Fund that borrows will incur interest expenses and other fees, which may reduce the Fund’s return. Borrowing may also cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Change to the Funds’ “Investment Strategies and Risks”

The first paragraph in the section entitled “Borrowing” in the SAI for each Fund is deleted in its entirety and replaced with the following:

The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. The Fund, along with certain other iShares funds, has entered into a syndicated line of credit with the Bank of New York Mellon (“BNY”), which serves as administrative agent for itself and the other banks. The syndicated line of credit may be used for temporary or emergency purposes, including redemption, settlement of trades and rebalancing of portfolio holdings.

Interest rates related to the syndicated line of credit are based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York plus a spread. Pursuant to the terms of the credit agreement, if SOFR were to cease being published or representative, it would be replaced by a rate based on an alternate benchmark selected by BNY.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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